EXHIBIT 99.1

FOR RELEASE ON NOVEMBER 2, 2004
                                             Contact:  Paul Nolan, CFO
                                                       Nanometrics Incorporated
                                                       408.435.9600 x122

NANOMETRICS ANNOUNCES INCREASED SALES AND PROFITS FOR THE THIRD QUARTER OF 2004

Milpitas, California, November 2, 2004 - Nanometrics Incorporated (NASDAQ: NANO) today reported improved financial results for the third quarter which ended on October 2, 2004.

Total net revenues for the third quarter of 2004 were $20.2 million, an increase of 25% compared to the second quarter of 2004 and an increase of 100% from the third quarter of 2003. The increase in revenues during the third quarter of 2004 resulted from increased sales of the Company's advanced 300mm wafer measurement equipment. Significant sales increases were experienced in both the U.S. and Asia. Net income in the third quarter of 2004 was $2.6 million or $0.20 per diluted share compared to a net loss of $3.0 million or a $0.25 loss per diluted share for the same period last year.

For the nine months ended October 2, 2004, Nanometrics' total net revenues were $50.1 million, an increase of 72% from the same period in 2003. Net income for the first nine months of 2004 was $2.7 million, or $0.20 per diluted share compared to a net loss of $16.7 million or a $1.39 loss per diluted share for the same period in 2003. The net loss for the first nine months of 2003 includes a $6.0 million charge to record a valuation allowance against deferred income tax assets. The Company's financial position continues to be strong with cash and short-term investments totaling $30.6 million and working capital of $64.5 million.

About Nanometrics: Nanometrics Incorporated is a leading supplier of advanced integrated and standalone metrology equipment used in the semiconductor industry. The Company's corporate office is located at 1550 Buckeye Drive, Milpitas, CA 95035, with sales and service offices worldwide. Nanometrics is traded on the NASDAQ National Market under the symbol NANO. Nanometrics' website is http://www.nanometrics.com. An earnings conference call will be held on November 2, 2004 at 8:00 a.m. (PT). To participate in the earnings conference call, the dial-in number is 800-967-7140 in the United States and 719-457-2629 for international callers.

                                    NANOMETRICS INCORPORATED
                                  CONSOLIDATED BALANCE SHEETS
                          (Amounts in thousands except share amounts)
                                          (Unaudited)

                                                                  October 2,        January 3,
ASSETS                                                               2004             2004
                                                                   --------         --------
CURRENT ASSETS:
   Cash and cash equivalents                                       $ 12,652         $  7,949
   Short-term investments                                            17,939           21,943
   Accounts receivable, net of allowances of $581 and $576           20,948           14,522
   Inventories                                                       26,328           24,264
   Prepaid expenses and other                                           863            1,015
                                                                   --------         --------

                  Total current assets                               78,730           69,693

PROPERTY, PLANT AND EQUIPMENT, Net                                   48,434           49,738

INTANGIBLE ASSETS                                                     1,017            1,322

OTHER ASSETS                                                          1,217              987
                                                                   --------         --------

TOTAL                                                              $129,398         $121,740
                                                                   ========         ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                $  2,374         $  2,047
   Accrued payroll and related expenses                               2,327            1,593
   Deferred revenue                                                   5,085            2,345
   Other current liabilities                                          1,582            1,436
   Income taxes payable                                               1,638            1,528
   Current portion of debt obligations                                1,238            1,157
                                                                   --------         --------

                  Total current liabilities                          14,244           10,106

DEFERRED INCOME TAXES AND OTHER LONG-TERM LIABILITIES                   287              545

DEBT OBLIGATIONS                                                      2,167            2,648
                                                                   --------         --------

                  Total liabilities                                  16,698           13,299
                                                                   --------         --------

SHAREHOLDERS' EQUITY:
   Common stock, no par value; 50,000,000 shares
     authorized; 12,366,483 and 12,166,016 outstanding              102,649          101,099
   Retained earnings                                                  9,669            7,008
   Accumulated other comprehensive income (loss)                        382              334
                                                                   --------         --------
                  Total shareholders' equity                        112,700          108,441
                                                                   --------         --------

TOTAL                                                              $129,398         $121,740
                                                                   ========         ========

                                                      NANOMETRICS INCORPORATED
                                                CONSOLIDATED STATEMENTS OF OPERATIONS
                                          (Amounts in thousands, except per share amounts)
                                                             (Unaudited)

                                                                      Three Months Ended                     Nine Months Ended
                                                               ------------------------------          -----------------------------
                                                               October 2,        September 27,         October 2,      September 27,
                                                                 2004                2003                2004              2003
                                                               --------            --------            --------          --------
NET REVENUES:
   Product sales                                               $ 18,372            $  8,514            $ 44,209          $ 23,814
   Service                                                        1,855               1,617               5,900             5,401
                                                               --------            --------            --------          --------

   Total net revenues                                            20,227              10,131              50,109            29,215
                                                               --------            --------            --------          --------

COSTS AND EXPENSES:
   Cost of product sales                                          7,637               4,539              18,962            13,026
   Cost of service                                                2,067               1,425               5,326             4,918
   Research and development                                       3,358               3,357               9,517            10,199
   Selling                                                        2,795               2,867               8,952             8,465
   General and administrative                                     1,369               1,130               4,027             3,464
                                                               --------            --------            --------          --------

   Total costs and expenses                                      17,226              13,318              46,784            40,072
                                                               --------            --------            --------          --------

INCOME (LOSS) FROM OPERATIONS                                     3,001              (3,187)              3,325           (10,857)
                                                               --------            --------            --------          --------

OTHER INCOME (EXPENSE)
   Interest income                                                   69                  60                 174               230
   Interest expense                                                 (28)                (24)                (78)              (71)
   Other, net                                                      (109)                208                (294)              176
                                                               --------            --------            --------          --------
   Total other income, net                                          (68)                244                (198)              335
                                                               --------            --------            --------          --------

INCOME (LOSS) BEFORE INCOME TAXES                                 2,933              (2,943)              3,127           (10,522)

PROVISION FOR INCOME TAXES                                         (360)                (53)               (464)           (6,141)
                                                               --------            --------            --------          --------

NET INCOME (LOSS)                                              $  2,573            $ (2,996)           $  2,663          $(16,663)
                                                               ========            ========            ========          ========


NET INCOME (LOSS) PER SHARE:
   Basic                                                       $   0.21            $  (0.25)           $   0.22          $  (1.39)
                                                               ========            ========            ========          ========
   Diluted                                                     $   0.20            $  (0.25)           $   0.20          $  (1.39)
                                                               ========            ========            ========          ========

SHARES USED IN PER SHARE
COMPUTATION:
   Basic                                                         12,331              12,033              12,261            12,016
                                                               ========            ========            ========          ========
   Diluted                                                       12,742              12,033              13,210            12,016
                                                               ========            ========            ========          ========
